SUP-0140-1118

AB Multi-Manager Alternative Fund

(the “Fund”)

Supplement dated November 1, 2018 to the Prospectus dated July 31, 2018 (the “Prospectus”) of AB Multi-Manager Alternative Fund.

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Management Fee

Effective November 1, 2018, the management fee that the Fund pays to AllianceBernstein L.P., the Fund’s Investment Manager, has been reduced to an annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (from an annual rate of 1.50% of net assets determined in the same manner).

Accordingly, the following information replaces the information under the heading “Summary of Terms — Investment Advisory and Management Agreements” (pages 19-20):

Investment Advisory and Management Arrangements	The Investment Manager is responsible for providing investment advisory services to the Fund and, on behalf of the Fund, conducts relations with the service providers, all pursuant to a management agreement. In consideration of the investment advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a monthly management fee at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of each calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. As of September 30, 2018, the Investment Manager had approximately $550 billion of assets under management. Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

In addition, the following information replaces the information under the heading “Summary of Fees and Expenses” (page 27):

SUMMARY OF FEES AND EXPENSES

The purpose of the table below is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. The expense shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume that the Fund’s average net assets during such year remain constant at their March 31, 2018 value of $1,159,059,828. If the Fund’s actual average net assets are lower, all other things being equal “Other Expenses” and “Total Annual Expenses” would be higher. The Fund’s actual expenses may vary from the estimated expenses shown in the table. In addition, the Fund will bear certain costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds). Specifically, the Fund generally will be subject to asset-based fees that are expected to be up to 3% of the Fund’s investment in any

Portfolio Fund and/or performance-based fees that are generally expected to be up to 30% of any net profits earned on that investment. These expenses are included in the table below under the caption “Acquired Fund Fees and Expenses.”

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)(1)	None
Annual Expenses (as a percentage of net assets):
Management Fee(2)	1.00%
Distribution and Shareholder Servicing Fee	None
Other Expenses(3)	0.20%
Acquired Fund Fees and Expenses(3)(4)	6.06%
Total Annual Expenses	7.26%

Fee Waiver and/or Expense Reimbursement(5)	(0.01)%

Total Annual Expenses After Fee Waiver and/or Expense Reimbursement	7.25%

(1)

The Fund may engage one or more distributors to solicit investments in the Fund. The Fund currently does not make payments out of its own assets for distribution services in connection with the sale of shares, but any such payments made in the future will comply with the sales charge and compensation limitations in the rules administered by the Financial Industry Regulatory Authority, Inc. relating to open-end investment companies. The Fund’s Investment Manager or its affiliates may make additional payments out of their own resources to distributors. See “Distributors and Shareholder Servicing Arrangements.”

(2)

The Fund pays the Investment Manager the Management Fee in consideration of the investment advisory services that the Investment Manager provides to the Fund. See “Investment Advisory and Management Arrangements.” No fee is charged by the Investment Manager for managing the assets of the Subsidiary.

(3)

Other Expenses and Acquired Fund Fees and Expenses are estimated based on the changes to the Fund’s investment program (e.g., increased direct investment and investments through the Subsidiary) that went into effect on July 31, 2018.

(4)

Acquired Fund Fees and Expenses represents indirect fees and expenses of the Fund and therefore of the shareholders. Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to a Portfolio Fund Manager. While the amount of such fees varies by Portfolio Fund, performance fees, if charged, are generally expected to be up to 30% of the Portfolio Fund’s net profits. The figure in the table above is estimated based on the historic fees and expenses of Portfolio Funds as disclosed in their offering documents. The future fees and expenses of the Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses are not paid to the Investment Manager and represent the Fund’s cost of investing in the underlying Portfolio Funds. These fees are in addition to the Fund’s fees and expenses.

(5)

To the extent permitted by applicable law, the Fund may invest all or some of its cash in a money market fund advised or managed by the Investment Manager or an affiliate of the Investment Manager. Currently, the Fund expects to invest cash balances in AB Government Money Market Portfolio (the “Money Market Portfolio”). In connection with the Fund’s investments in the Money Market Portfolio, the Investment Manager has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included under Acquired Fund Fees and Expenses. See the section titled “Investment Advisory and Management Arrangements — Management Agreement” for more information.

Example:

You would pay the following fees and expenses on a $20,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$1,434	$4,385	$7,175	$13,504

The Example is based on the estimated fees and expenses set out above, but with any fee waivers in effect only for the first year. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example as required by SEC regulations. For purposes of the Example, Acquired Fund Fees and Expenses as set out in the table above are deducted from the 5% gross return in order to determine expense amounts. Because Fund returns depend on Portfolio Fund returns and most Portfolio Funds have performance-based fees, higher actual Fund returns will generally correspond to higher Acquired Fund Fees and Expenses and higher Fund expenses.

Additional Example:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$72	$219	$359	$675

The following replaces the first paragraph under the heading “Investment Advisory and Management Arrangements — Management Agreement” (page 77):

Pursuant to the management agreement between the Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month. Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

Administrator

The following information replaces the information under the heading “Summary of Terms — Administrator” (page 20):

Administrator	The Fund and Subsidiary have entered into Administration Agreements with International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Bank and Trust Company, the Fund’s custodian. The services provided to the Fund and Subsidiary by the Administrator are separate from and in addition to the administrative services provided by the Investment Manager.

The following replaces the fourth paragraph under the heading “Administrator” (page 84):

The Subsidiary has entered into a separate Administration Agreement with the Administrator (the “Subsidiary Administration Agreement”) under which the Administrator provides to the Subsidiary accounting, NAV calculation and other administrative services comparable to those it provides to the Fund. The Subsidiary Administration

Agreement and the Administration Agreement generally include comparable provisions relating to matters such as termination, liability and delegation of duties.

The Fund pays the Administrator a monthly fee for its accounting services at an annual rate of 0.05% of the first $150 million of the Fund’s net assets, 0.04% of the Fund’s net assets between $150 million and $300 million, 0.03% of the Fund’s net assets between $300 million and $600 million, and 0.025% of the Fund’s net assets in excess of $600 million, with a minimum monthly fee of $8,000. In addition, for certain services under the Administration Agreement other than accounting services, the Fund pays the Administrator an annual fee of $21,000 and a fee of $400 per Portfolio Fund transaction. For certain services under the Subsidiary Administration Agreement, the Subsidiary pays the Administrator an annual fee of $6,000. These fees are payable monthly in arrears. The Administrator is reimbursed by the Fund for all reasonable out-of-pocket expenses.

Credit Agreement

The following replaces the third paragraph under the heading “Investment Strategy — Borrowings” (page 39):

The Fund has entered into an agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“State Street”) to establish a revolving line of credit. Under the Credit Agreement, State Street has committed to provide advances to the Fund upon request in an aggregate principal amount not to exceed the least of $50,000,000 or specified percentages of certain “eligible assets” of the Fund as defined in the Credit Agreement. The Credit Agreement will provide the Fund with a source of cash for temporary purposes (within the meaning of the Investment Company Act), including to pay for tendered Shares. Interest on loans taken under the Credit Agreement will be payable at an annual rate equal to the higher of (x) 1.5% plus the British Bankers Association One Month LIBOR Rate, or (y) 1.5% plus the rate on overnight Federal funds transactions. In addition, the Fund will pay a commitment fee of 0.50% annually on the unused commitment amount ($50,000,000 minus the amount actually borrowed). The Credit Agreement will terminate on October 25, 2019 unless it is extended.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-1118

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